                         UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549
                           FORM 8-K/A
                        CURRENT REPORT
 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
 Date of Report July 24, 2000

                   SBI Communications, Inc
       (Exact name of registrant as specified in its charter)
 ..............................................................................
 ..............................................................................

             Delaware          0-28416        58-1700840
(State or other jurisdiction   (Commission    (IRS Employer
   of incorporation)         File Number)    Identification)

    1239 South Glendale Avenue - Glendale California 91205
         (Address of principal executive offices)   (Zip Code)

                      (818) 550-6181
    Registrant's telephone number, including area code
 ..............................................................................
 ..............................................................................

Cancellation of Acquisition and Letter of Intent with Valencia
Entertainment International enter into July 20, 2000. This cancellation is due to a determination by The Company's management, at this time it would not be in the best interest of the Company or its shareholders.
There is no present or future financial obligation to SBI
Communications, Inc.(The Company)



                           SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, SBI has duly caused this statement to be signed on its behalf by the undersigned, thereto duly authorized.

Date: July 20, 2000                 SBI Communications, Inc.
                                    By: /s/ Ron Foster
                                    -----------------------
                                    Ron Foster, Chairman